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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MESABI TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY MATERIAL-SUBJECT TO COMPLETION

MESABI TRUST

c/o Deutsche Bank Trust Company Americas
Trust & Agency Services
60 Wall Street, 16th Floor
New York, New York 10005

October     , 2018

Dear Trust Certificate Holder:

             A special meeting of the Trust Certificate Holders of Mesabi Trust is scheduled to be held on                 , 2018, at          a.m. local time, at the offices of Fox Rothschild LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402 (the "Special Meeting"). Please find enclosed a Notice to Trust Certificate Holders, a Proxy Statement describing the proposals to be considered at the meeting, and a form of Proxy for use in voting at the meeting.

             At the Special Meeting, you will be asked to approve a proposal seeking the appointment of a successor trustee of Mesabi Trust, to approve a proposal seeking to increase the minimum compensation payable to each Individual Trustee and the Corporate Trustee of Mesabi Trust, to approve the Chairman and Secretary of the Special Meeting, to authorization of any motion to adjourn the Special Meeting and to transact such other business as may properly come before the meeting.

             We hope that you will be able to attend the Special Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed Proxy as promptly as possible. It is very important that your units of beneficial interest be represented at the meeting.

Very truly yours,

Vice President Deutsche Bank National Trust Company For Deutsche Bank Trust Company Americas Corporate Trustee of the Mesabi Trust

YOUR VOTE IS IMPORTANT

             All Trust Certificate Holders are cordially invited to attend the Special Meeting in person. However, to ensure your representation at the Special Meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed Proxy as promptly as possible. Returning your proxy will help assure that a quorum will be present at the Special Meeting and avoid the added expense of conducting additional proxy solicitations. Any Trust Certificate Holder attending the Special Meeting may vote in person even if he or she has returned the Proxy.

MESABI TRUST

c/o Deutsche Bank Trust Company Americas
Trust & Agency Services
60 Wall Street, 16th Floor
New York, New York 10005

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE TRUST CERTIFICATE HOLDERS SPECIAL MEETING TO BE HELD ON                 , 2018

             The Notice, Proxy Statement, Annual Report and directions to the meeting are available at

www.mesabi-trust.com

ii

MESABI TRUST
c/o Deutsche Bank Trust Company Americas
Trust & Agency Services
60 Wall Street, 16th Floor
New York, New York 10005

NOTICE OF SPECIAL MEETING OF TRUST CERTIFICATE HOLDERS
To Be Held on             , 2018

             In accordance with Section 14.2 of the Agreement of Trust dated as of July 18, 1961, as amended, of Mesabi Trust (the "Agreement of Trust"), NOTICE IS HEREBY GIVEN that the Trustees have called a special meeting of the Trust Certificate Holders of Mesabi Trust to be held on             , 2018, at              a.m. local time, at the offices of Fox Rothschild LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402 (the "Special Meeting"). The Special Meeting is called to consider and vote on the following proposals:

  (1)
  the appointment of Robin M. Radke as an individual trustee of Mesabi Trust to succeed Richard G. Lareau (who is retiring);

  (2)
  the approval of an amendment to the Agreement of Trust which would increase the minimum compensation payable to each Individual Trustee and the Corporate Trustee;

  (3)
  the approval of James A. Ehrenberg as Chairman of the Special Meeting and Jeffrey Schoenfeld as Secretary of the Special Meeting; and

  (4)
  the authorization of any motion to adjourn the Special Meeting, or any adjournments thereof, to a later date or dates, if necessary, to allow time for further solicitation of proxies in the event that a quorum is not present and/or there are insufficient votes present in person or represented by proxies at the Special Meeting to approve the proposals.

             Under the Agreement of Trust, only holders of record of units of beneficial interest of Mesabi Trust at the close of business on [            ], 2018, the record date, are entitled to notice of, and to vote at, the special meeting and any adjournment or postponement thereof. A list of Trust Certificate Holders entitled to vote at the special meeting will be available for inspection by Trust Certificate Holders for any purpose germane to the special meeting during regular business hours for the ten days preceding the special meeting at the Corporate Trustee's offices at 60 Wall Street, 16th Floor, New York, New York 10005 and also at the special meeting.

             WE URGE ALL TRUST CERTIFICATE HOLDERS TO ATTEND THE MEETING IN PERSON, IF POSSIBLE. IF YOU DO NOT PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO DATE, SIGN AND RETURN THE

PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Trustees of Mesabi Trust,

Vice President Deutsche Bank National Trust Company For Deutsche Bank Trust Company Americas Corporate Trustee of the Mesabi Trust

October [    ], 2018

MESABI TRUST

c/o Deutsche Bank Trust Company Americas
Trust & Agency Services
60 Wall Street, 16th Floor
New York, New York 10005
(615) 835-2749

 PROXY STATEMENT
FOR
SPECIAL MEETING OF THE TRUST CERTIFICATE HOLDERS

             James A. Ehrenberg, Robert C. Berglund, Richard G. Lareau, and Michael P. Mlinar (the "Individual Trustees") together with Deutsche Bank Trust Company Americas (the "Corporate Trustee" and together with the Individual Trustees, collectively, the "Trustees"), request your proxy for use at the special meeting of Trust Certificate Holders to be held on [            ], 2018, at 11:00 a.m. local time, at the offices of Fox Rothschild LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402, and at any adjournment or postponement thereof (the "Special Meeting"). By signing and returning the enclosed proxy (the "Proxy"), you authorize the persons named on the Proxy to represent you and to vote your units of beneficial interest ("Units") at the Special Meeting. This Proxy Statement and the form of proxy were first mailed to Trust Certificate Holders of Mesabi Trust (the "Trust") on or about [            ], 2018.

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

When and Where Will the Special Meeting Be Held?

             The Special Meeting will be held on [            ], 2018, at 11:00 a.m. local time, at the offices of Fox Rothschild LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402.

What Are The Purposes of the Special Meeting?

             The purposes of the Special Meeting of Trust Certificate Holders are to vote on the following items described in this proxy statement:

Proposal One	Appointment of Robin M. Radke as an Individual Trustee
Proposal Two	Approval of Agreement of Trust Amendment to Increase Trustee Compensation
Proposal Three	Approval of Chairman and Secretary of the Special Meeting
Proposal Four	Authorization of any Motion to Adjourn the Special Meeting

Are There Any Matters To Be Voted On at the Special Meeting that Are Not Included in this Proxy Statement?

             We currently are not aware of any business to be acted upon at the Special Meeting other than as described in this proxy statement. If, however, other matters are properly brought before the Special Meeting, or any adjournment or postponement of the Special Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your Units or act on those matters according to their best judgment.

Who is Entitled to Vote at the Special Meeting?

             Trust Certificate Holders of record at the close of business on [                        ], 2018 (the record date for the Special Meeting fixed by the Trustees in accordance with the Agreement of Trust dated as of July 18, 1961, as amended, (the "Agreement of Trust"), will be entitled to vote at the Special Meeting or any adjournment or postponement of the Special Meeting. The only outstanding voting securities of the Trust are the Units. Each holder is entitled to one vote for each Unit registered in his or her name at the close of business on [            ], 2018. As of the close of business on [            ], 2018 there were [            ] Units outstanding and entitled to be voted at the Special Meeting.

How Many Units Must Be Present to Hold the Special Meeting?

             The presence, in person or by proxy, of a majority of the Units outstanding as of [            ], 2018, the record date, shall constitute a quorum at the Special Meeting. Your Units will be counted toward the quorum if you submit a proxy or vote at the Special Meeting. Units represented by proxies marked "abstain" and "broker non-votes" also are counted in determining whether a quorum is present.

How Do I Vote My Units?

             If your Units are registered in your name, you may vote your Units in person at the Special Meeting of by one of the following methods:

Vote by Internet:	www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on [ ]. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
Vote by Telephone:	1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on [ ]. Have your proxy card in hand when you call and then follow the instructions.
Vote by Mail:	Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

             If your Units are held in "street name," you may receive a separate voting instruction form with this proxy statement or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet, telephone or mobile device.

What Vote is Required for Each Proposal?

Proposal		Voting Alternatives	Voting Standard	Effect of Withhold/Abstain	Effect of Broker Non-Votes
1.	Appointment of Robin M. Radke as an Individual Trustee	FOR nominee; WITHHOLD from nominee	Majority of the Units outstanding	Counted as vote against	Counted as vote against
2.	Approval of Agreement of Trust Amendment to Increase Trustee Compensation	FOR; AGAINST; or ABSTAIN	66 2/3% of the Units outstanding	Counted as vote against	Counted as vote against
3.	Approval of Chairman and Secretary of the Special Meeting	FOR; AGAINST; or ABSTAIN	Majority of the Units represented and entitled to vote	Counted as vote against	No effect
4.	Authorization of any Motion to Adjourn the Special Meeting	FOR; AGAINST; or ABSTAIN	Majority of the Units represented at the meeting	Counted as vote against	No effect

             In the event of a broker non-vote with respect to any issue coming before the Special Meeting, such non-voting Units will not be deemed present and entitled to vote as to that issue for purposes of determining the total number of Units represented in person or by proxy. A "broker non-vote" occurs if a broker or other nominee who is entitled to vote Units on behalf of a record owner has not received instructions with respect to a particular item to be voted on, and the broker or nominee does not otherwise have discretionary authority to vote on that matter. Under the rules of the New York Stock Exchange (the "NYSE"), brokers may vote a client's proxy in their own discretion on certain items even without instructions from the beneficial owner, but may not vote a client's proxy without voting instructions on "non-discretionary" items. We do not believe that any proposal is a "routine" matter and, as such, your broker is not permitted to exercise discretionary voting authority to vote your Units "for" or "against" any proposal in the absence of your instruction.

How Do the Trustees Recommend that I Vote for Each Proposal?

             THE TRUSTEES UNANIMOUSLY RECOMMEND THAT TRUST CERTIFICATE HOLDERS VOTE FOR EACH OF THE PROPOSALS AT THE SPECIAL MEETING.

             As of October 5, 2018, the Individual Trustees as a group had voting power over an aggregate of 33,499 Units, constituting less than 1% of the Units outstanding. The Individual Trustees intend to vote all those Units FOR each of the proposals at the Special Meeting.

How Will My Units Be Voted?

             If you attend the Special Meeting, you may vote in person. If you are not present at the Special Meeting, your Units can be voted only if you have returned a properly signed Proxy or are represented by another proxy.

How Can I Revoke or Change My Vote?

             You may revoke your Proxy at any time before it is exercised at the Special Meeting by (a) signing and submitting a later-dated proxy to the Trust's proxy solicitation agent, Georgeson LLC, (b) delivering written notice of revocation of the Proxy to the Corporate Trustee, or (c) attending and voting in person at the Special Meeting. In the absence of any such revocation, Units represented by the persons named on the proxies will be voted at the Special Meeting.

Who Will Count the Votes?

             Broadridge Financial Solutions, Inc. has been engaged to tabulate Trust Certificate Holder votes. An agent of Broadridge Financial Solutions, Inc. will act as our independent inspector of elections for the Special Meeting.

How Can I Attend the Special Meeting?

             We provide the opportunity for our Trust Certificate Holders to attend the Special Meeting in person. Only registered Trust Certificate Holders of our Units or beneficial Trust Certificate Holder holding Units in street name at the close of business on the record date (                        , 2018), or their duly appointed proxies, may attend the Special Meeting in person. For admission to the meeting you may be asked to provide identification and establish proof of ownership. If you are a registered Trust Certificate Holder, your name may be verified against our list of registered Trust Certificate Holders. If you hold your Units in street name, please bring one of the following: an account statement showing your ownership as of the record date; a voting instruction form provided by your broker, trustee, bank or nominee holding your Units containing a valid control number; or a letter from a broker, trustee, bank or nominee holding your Units confirming your ownership as of the record date. If you are serving as a legal proxy, please bring a legal proxy containing a valid control number or a letter from a Trust Certificate Holder naming you as proxy. Rules governing the conduct of the Special Meeting will be distributed at the Special Meeting along with an agenda.

Who will be Soliciting my Proxy?

             The Trustees do not expect that the cost of soliciting proxies will exceed the amount normally expended for a proxy solicitation for appointment of a trustee and all such costs will be borne by the Trust. In addition to the use of the mail, some proxies may be solicited personally by the Trustees without additional compensation. Solicitation of proxies will be made by the Individual Trustees and certain employees of Georgeson LLC. Representatives of the Trustees may solicit proxies personally or by telephone, e-mail or other forms of wire or electronic communication. The Trust may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Units held of record by those companies. The Trust will reimburse persons holding Units in their names or in the names of their nominees for their expenses in sending the soliciting materials to their principals.

             The Trust has retained Georgeson LLC for solicitation and advisory services in connection with this Proxy Statement and related proxy and authorization solicitations. It is estimated that Georgeson LLC will be paid approximately $10,000 for its services as solicitation agent and will be reimbursed for its reasonable out-of-pocket expenses. The Trust has also agreed to indemnify Georgeson LLC against certain liabilities and expenses which result from Georgeson LLC's performance of these proxy solicitation services.

             In order to limit the expense of further solicitation the Trustees urge you to promptly return the enclosed proxy. In the event you decide to attend the Special Meeting in person, you will be given an opportunity to vote your Units yourself should you desire to do so.

PROPOSAL ONE – APPOINTMENT OF SUCCESSOR TRUSTEE

Nomination

             The Agreement of Trust provides that there are to be five Trustees of the Trust, one of whom must be a Corporate Trustee with the qualifications prescribed in the Agreement of Trust and four of whom must be individual citizens and residents of the United States. The Trustees do not hold office for specific terms but continue in office until such time as, in the case of the Individual Trustees, a Trustee resigns, or is removed, or dies, or becomes incapable of acting or is adjudged as bankrupt or insolvent. Whenever there shall be a vacancy in the office of an Individual Trustee, a successor shall be appointed by the holders of a majority in interest of the Units then outstanding.

             Upon learning that Richard G. Lareau intended to resign from his position as Trustee effective upon his successor being appointed by the required vote of Trust Certificate Holders, the Trustees considered potential candidates to succeed Mr. Lareau. On October 2, 2018, the Trustees held a telephonic meeting during which they discussed Mr. Lareau's resignation and considered the nomination of Robin M. Radke as a possible successor to Mr. Lareau. The Trustees concluded that Ms. Radke would be uniquely qualified to fill the vacancy.

             In deciding to nominate Ms. Radke the Trustees discussed her credentials, which include a B.H.S in Health Services Management and M.B.A. in Finance from the University of Missouri and a Juris Doctorate from William Mitchell College of Law and over twenty-five years of business and legal experience, including nearly fifteen years in private and in-house legal practice. Since 2014, Ms. Radke has been Associate General Counsel at Merced Capital, L.P., a privately-held registered investment advisor. Prior to her current position, Ms. Radke was an attorney with Oppenheimer Wolff & Donnelly LLP for eleven years where her work included advising the Trust on securities reporting, internal controls and general matters. Ms. Radke's legal practice includes advising internal clients regarding a wide spectrum of industries, including financial services, lending, real estate, energy and shipping. In addition, Ms. Radke has a broad range of experience in securities law and general corporate law. Based on these factors, the Trustees agreed to endorse her candidacy and nominate her for appointment to be elected as Trustee of the Mesabi Trust by the Trust Certificate Holders.

             In addition, the Trustees, pursuant to their authority under the Mesabi Land Trust Agreement, effective October 2, 2018, appointed Ms. Radke to succeed Richard G. Lareau as a trustee of the Mesabi Land Trust, of which Mesabi Trust is the sole trust certificate holder.

             Pursuant to Section 12.3 of the Agreement of Trust, upon the resignation of a Trustee, a vacancy shall be deemed to exist, upon which a successor shall be appointed by the holders of a majority in interest of the Units then outstanding. Pending such appointment, the remaining Trustees in office may take action in their capacity as Trustees at a meeting at which a quorum is present.

             THE TRUSTEES UNANIMOUSLY RECOMMEND THAT TRUST CERTIFICATE HOLDERS VOTE FOR THE APPOINTMENT OF MS. RADKE AS AN INDIVIDUAL TRUSTEE OF THE TRUST. FOR MORE INFORMATION ABOUT MS. RADKE, PLEASE

SEE THE SECTION BELOW UNDER THE HEADING "ADDITIONAL INFORMATION ABOUT NOMINEE."

Required Vote

             According to Section 12.3 of the Agreement of Trust, the appointment of Ms. Radke as a successor trustee requires the affirmative vote of a majority of the Units outstanding (i.e. Trust Certificate Holders owning an aggregate of at least 6,560,006 Units). Accordingly, broker non-votes (if any) in the appointment of the successor trustee will have the effect of a vote against the appointment of Ms. Radke. If the enclosed proxy is executed and returned, and you have indicated how you wish to vote, the proxy will be voted in accordance with your instructions. Should the enclosed proxy be executed and returned without instructions on how you wish to vote on this Proposal One, your proxy will be deemed to grant such authority and will be voted FOR the appointment of the Ms. Radke as a successor trustee to Richard G. Lareau.

Failure to Approve Proposal One

             If the Trust Certificate Holders appoint Ms. Radke as successor trustee at the Special Meeting, Ms. Radke's appointment as Trustee will take effect upon the conclusion of the Special Meeting. In the event that the Trust Certificate Holders fail to appoint Ms. Radke as successor trustee at the Special Meeting by the affirmative vote of a majority of the outstanding Units, no successor trustee will be appointed without further action and Mr. Lareau will continue as Trustee until his successor is duly appointed.

PROPOSAL TWO – AMENDMENT TO THE AGREEMENT OF TRUST
TO INCREASE ANNUAL COMPENSATION PAID TO TRUSTEES

Current Trustee Compensation

             The compensation of the Individual Trustees and the Corporate Trustee has not been amended since 1982. The Individual Trustees and the Corporate Trustee are entitled to compensation as provided in Article 11 of the Agreement of Trust. On September 29, 1982 the Trust Certificate Holders approved an amendment to the Agreement of Trust which (i) increased the compensation payable to each Individual Trustee and the minimum compensation payable to the Corporate Trustee; (ii) provided for an annual adjustment of such compensation to reflect changes in the same index used in calculating leasehold royalties of the Trust; and (iii) increased the fixed amount payable to the Corporate Trustee for clerical and administrative services performed by it for the Trust.

             The Corporate Trustee's aggregate compensation in any fiscal year is based on three factors. First, pursuant to the 1982 amendment, in lieu of commissions fixed by law for trustees, the Corporate Trustee is entitled to receive as annual compensation for services as Trustee one quarter of one percent (1/4 of 1%) of the Trust Moneys (exclusive of proceeds of sale of any part of the trust estate) received by the Trustees and distributed to the Trust Certificate Holders (but not less than $20,000, adjusted as provided below). Second, in each fiscal year after January 31, 1982, the Corporate Trustee has received a fixed payment of $62,500 to cover clerical and administrative services to the Trust in addition to the variable compensation discussed in the preceding sentence. Third, the Corporate Trustee also receives a payment for the services it provides in its capacity as registrar and transfer agent to the Trust.

             Similarly, pursuant to the 1982 amendment to the Agreement of Trust, each Individual Trustee is entitled to receive as annual compensation for services as Trustee not less than $20,000 (adjusted as provided below) while he or she is in office. In each year since 1982, annual Trustee compensation has been adjusted up or down (but not below $20,000) in accordance with changes from the November 1981 level of 295.5 (the "1981 Escalation Level") in the All Commodities Producer Price Index (with 1967 = 100 as a base). The All Commodities Producer Price Index is published by the U.S. Department of Labor. The adjustment to Trustee compensation is made at the end of each fiscal year and is calculated on the basis of the proportion between (a) the level of such index for the November preceding the end of such fiscal year, and (b) the 1981 Escalation Level. The Trustees are not proposing to make any changes to the part of the Agreement of Trust compensation provision related to the All Commodities Producer Price Index.

             As a result of the 1982 amendment to the Agreement of Trust, the Trustees have received the following compensation in the last three fiscal years:

Fiscal Year Ended	Individual Trustee Annual Compensation	Corporate Trustee Annual Compensation
January 31, 2018	$39,662	$118,738
January 31, 2017	$37,758	$105,798
January 31, 2016	$37,657	$108,465

Basis for Requested Increase in Trustee Compensation

             The Trustees have undertaken a review of their annual compensation with the assistance of Grant Thornton LLP, acting in the capacity as a compensation consultant, and concluded for the following reasons an increase in annual compensation is warranted:

  •
  adjustments based on the changes in the Producer Price Index have failed to provide for adequate adjustments to Trustee compensation relative to companies of similar size and industry;

  •
  the complex regulatory framework and disclosure expectations related to SEC reporting companies have substantially increased the amount of time and work required of the Trustees relative to when the trustee compensation structure was first established;

  •
  based on a peer group analysis of companies of similar size, industry, and similar corporate governance design, compensation of Individual Trustees is the lowest in its peer group;

  •
  based on a peer group analysis of companies of similar size, industry, and similar corporate governance design, compensation of the Corporate Trustee is in the bottom quartile of the peer group;

  •
  unlike other companies in its peer group, Mesabi Trust is unable to supplement annual cash compensation with equity grants; and

  •
  increased compensation will assist with the recruitment and retention of qualified trustees.

Producer Price Index adjustments have failed to keep pace with market

             At the time of the amendment in 1982, the Trustees then in office concluded that any further erosion of the value of the compensation payable to them due to the negative effect of inflation would result in their compensation becoming inadequate. As a result, they believed adjustments based on the changes in the Producer Price Index would provide adequate protection against such risk. The Trustees have received an average annual growth in compensation of approximately 1.92% since the last increase to Trustee compensation was approved in 1982. The Trustees have now considered the inflation-adjusted value of their compensation and concluded that the adjustments based on the changes in the Producer Price Index have failed to provide for adequate adjustments to Trustee compensation to keep pace with market conditions. As with the amendment in 1982, the Trustees believe that the proposed change in compensation is necessary to prevent the Trustees' compensation from becoming inadequate.

Trustees' Responsibilities have materially expanded

             When the current compensation structure of the Trustees was established in 1982, it was unforeseeable that the responsibilities of the Trustees would expand to become what they are today. In the 36 years since 1982 the Trust's governance has become more complicated and time-consuming due to an increasingly complex regulatory framework and disclosure expectations related to SEC reporting companies. During this period of time, the functions performed by the Trustees have increased significantly. In addition to their traditional fiduciary responsibilities in connection with Trust policy matters, the Trustees have assumed responsibility for ensuring that the Trust is in compliance with the requirements imposed by the Sarbanes-Oxley Act of 2002, to the extent applicable. As a result of the reform and rules enacted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act, the Trustees have been dedicating significantly more time and effort in order to fulfill their duties as Trustees.

             In addition, the Trustees' oversight role with respect to the operations of the Trust's holdings has expanded and become more complicated since the last compensation increase was approved in 1982. Furthermore, because the Trust's duration is set to continue for a period of twenty-one years following the death of the survivor of the twenty-five persons named in an exhibit to the Agreement of Trust, the youngest of whom is believed to currently be 58 years old, it is unlikely that any of the current Trustees will be serving in the position of Trustee throughout the wind-down period of the Trust. Therefore, the Trustees believe that an increase in the Trustees' compensation is necessary to allow the Trust to attract and retain future trustees with the background and professional experience necessary to continue to effectively manage the Trust.

Peer Group

             In 2018, the Trustees engaged an independent compensation consultant, Grant Thornton LLP, to review the Trustees' annual compensation and propose a peer group to be used for purposes of analyzing and benchmarking Trustee compensation. Grant Thornton LLP used a multi-step process to construct a peer group that the Trustees believe fits Mesabi Trust's unique market position, profile, and use of multiple Individual Trustees with one Corporate Trust.

             When constructing the peer group, Grant Thornton LLP first identified U.S.-based, publicly-traded trusts with market capitalizations near Mesabi Trust. However, it was revealed that all other publicly-traded trusts, regardless of market capitalization, have been structured with one corporate trustee and no individual trustees. Mesabi Trust's original trust agreement, however, requires that the Trust have one Corporate Trustee and four Individual Trustees. As a result of this structural variance, it was concluded that the inclusion of any such entities in Mesabi Trust's peer group would not provide for adequate benchmarking or comparisons of compensation.

             As a result of Mesabi Trust's unique structure, Grant Thornton LLP elected to formulate a peer group including 8 public companies in the GICS "Metals and Mining" (the same as Mesabi Trust) industry and 12 publicly traded companies in the GICS "REIT" industry with a market capitalization near Mesabi Trust. Although Mesabi Trust is not classified as a REIT, Grant Thornton LLP included these entities in the peer group due to their use of multiple independent directors, a board leadership position (generally a chairman or lead independent director), and their similar business focus to Mesabi Trust (partial or full ownership in income producing assets).

	Peer "Type"		Market

Company Name	Industry	REIT	Cap
			($MM)[1]

TimkenSteel Corporation	X		$631
Haynes International	X		$442
Schnitzer Steel Industries	X		$696
Cedar Realty Trust		X	$392
New Senior Investment Group		X	$472
MedEquities Realty Trust		X	$308
One Liberty Properties		X	$546
Olympic Steel	X		$227
Gold Resource Corporation	X		$290
BRT Apartments		X	$193
Farmland Partners		X	$214
Global Medical REIT		X	$209
Clipper Realty		X	$215
Universal Stainless & Alloy	X		$250
Community Healthcare Trust		X	$538
Ryerson Holding Corporation	X		$395
UMH Properties		X	$578
Jernigan Capital		X	$373
Ramaco Resources	X		$313
Whitestone REIT		X	$535

1As of September 15, 2018.

             To conduct an appropriate analysis, Mesabi Trust's Individual Trustees were compared relative to non-chair directors, and the Corporate Trustee was compared against chairman and lead independent directors. This analysis revealed that, although Mesabi Trust's market capitalization is near the peer group median, Individual and Corporate Trustee compensation considerably lags peer levels. In particular, total compensation of the Individual Trustees was the lowest in its peer group and total compensation of the Corporate Trustee is near the 25th percentile. As an additional reference point, Trustees execute their duties in comparable time to peer organizations, with Mesabi Trustees working 160 to 300 hours per year – which is at or above market for Board members in the peer group.

	Market Cap	Average Non-Chair Director Pay[1]				Leadership	Board
Peer Group	($MM)	#	Cash[2]	Equity	Total	Total[3]	Total

Summary Statistics (n=20)	—	—	—	—	—	—	—
75th Percentile	$536	6	$89,115	$75,000	$152,125	$233,377	$908,313
Median	$383	5	$61,318	$50,000	$127,917	$184,896	$646,538
25th Percentile	$244	5	$49,539	$37,215	$83,009	$124,958	$498,750

Mesabi Trust	$366	4	$39,662	—	$39,662	$118,738	$277,386
Percent Rank	47p	—	17p	—	Min	24p	1p

1Non-chair director pay is comparable to Mesabi's Individual Trustees.

2Includes cash retainers, meeting fees, and pay for Committee membership/leadership.

3Leadership total includes total compensation for the Chairman or Lead Independent Director (comparable to Mesabi's Corporate Trustee).

Conclusion

             The Trustees concluded that the amendment to the Agreement of Trust described in this proposal is necessary in order to restore, to some extent, the original value of the compensation specified in the Agreement of Trust as initially adopted. The Trustees believe that the increase in compensation is reasonable given the negative effects of inflation, the additional governance responsibilities of the Trustees, and the general rise in compensation for similar positions. The Trustees receive no additional meeting fees, equity incentives, benefits, pension or investment opportunities that typically accompany such positions.

Proposed Amendment Regarding Trustee Compensation

             In order to account for the negative effects of inflation and to compensate for the increased effort and time commitment needed to meet the added responsibilities of the Trustees, the Trustees have proposed that the Agreement of Trust be amended such that the minimum Individual Trustee compensation payable in any fiscal year will be increased from $20,000 to $95,000. As detailed above under the heading "Trustee Compensation," each Individual Trustee received $39,662 in the fiscal year ended January 31, 2018. By voting in favor of the amendment to the Agreement of Trust, you will be authorizing the Trust to pay each Individual Trustee not less than $95,000 in each fiscal year beginning February 1, 2019 (adjusted as provided below). Annual Trustee compensation will be adjusted up or down (but not below $95,000) in accordance with changes from the November 2018 level to be determined upon release of the index (the "2018 Escalation Level") in the All Commodities Producer Price Index (with 1967 = 100 as a base). The All Commodities Producer Price

Index is published by the U.S. Department of Labor. The adjustment to Trustee compensation will be made at the end of each fiscal year and is calculated on the basis of the proportion between (a) the level of such index for the November preceding the end of such fiscal year, and (b) the 2018 Escalation Level.

             With respect to the Corporate Trustee, it will receive one quarter of one percent (1/4 of 1%) of the Trust Moneys (exclusive of proceeds of sale of any part of the trust estate) received by the Trustees and distributed to the Trust Certificate Holders (but not less than $95,000, adjusted in the same manner as for the minimum Individual Trustee compensation), plus $62,500 to cover clerical and administrative services to the Trust and the fees it receives for providing registrar and transfer agent services to the Trust. As detailed under the heading "Trustee Compensation," the Corporate Trustee received aggregate compensation of $111,372 in fiscal year ended January 31, 2018, excluding the fees it received for services in its capacity as registrar and transfer agent to the Trust. By voting in favor of the amendment to the Agreement of Trust, you will be authorizing the Trust to pay the Corporate Trustee not less than $157,500 in each fiscal year beginning February 1, 2019.

             The proposed increase in base compensation positions Mesabi Trust closer to competitive compensation levels, with Individual Trustees' total compensation positioned at the 35th percentile of its peer group, Corporate Trustee total compensation positioned just below the median of its peer group and aggregate compensation to all Trustees positioned at the 31st percentile.

             The proposed amendment to Article 11 of the Agreement of Trust is reflected in the "black-line" version of the Agreement of Trust attached hereto as Appendix B. The proposed amendment increases the minimum compensation payable as described above and makes corresponding changes to the All Commodities Producer Price Index adjustment mechanism to update the base level to November 2018. The "black-line" version of the Agreement of Trust underlines the new text that would be added as a result of the proposed amendment to the Agreement of Trust described in this Proposal Two.

             THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE TRUST CERTIFICATE HOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE AGREEMENT OF TRUST.

Required Vote

             This Proposal Two constitutes an amendment to the Agreement of Trust which, pursuant to Section 7.3 of the Agreement of Trust, requires the affirmative vote of at least 66 2/3% in interest of the Trust Certificate Holders (or Trust Certificate Holders owning an aggregate of at least 8,746,674 units) for its approval. Abstentions and broker non-votes (if any) in the adoption of the amendment to the Agreement of Trust will have the effect of a vote against such amendment. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal Two, your Proxy will be deemed to grant such authority and will be voted FOR the proposed amendment.

Effect of Negative Votes on Proposal Two

             In the event that the Trust Certificate Holders fail to approve the amendment to the Agreement of Trust under Proposal Two, such amendment will not take effect.

PROPOSAL THREE – APPROVAL OF JAMES A. EHRENBERG TO SERVE AS CHAIRMAN OF THE SPECIAL MEETING AND JEFFREY SCHOENFELD AS SECRETARY OF THE SPECIAL MEETING

The Agreement of Trust Governs Selection of Chair and Secretary of Special Meetings

             Article 14 of the Agreement of Trust sets forth governance and logistics of planning and conducting a Special Meeting of trust certificate holders. Section 14.8 of the Agreement of Trust provides as follows:

    Chairman and Secretary Meeting.    The Trustees shall appoint a temporary Chairman and temporary Secretary of the meeting. The Chairman of the meeting and the Secretary of the meeting shall be elected by vote of the persons holding or representing a majority in interest of the Trust Certificates represented at the meeting and entitled to vote.

             Mr. James A. Ehrenberg has served as Trustee of the Mesabi Trust since 2006, and Mr. Jeffrey Schoenfeld has served as representative of Deutsche Bank Trust Company Americas, corporate trustee of Mesabi Trust, since 2012.

THE TRUSTEES OF MESABI TRUST UNANIMOUSLY RECOMMEND THE APPROVAL OF THE FOLLOWING TWO INDIVIDUALS TO SERVE IN THESE CAPACITIES FOR THE SPECIAL MEETING: JAMES A. EHRENBERG TO SERVE AS CHAIRMAN OF THE SPECIAL MEETING, AND JEFFREY SCHOENFELD (VICE PRESIDENT, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS CORPORATE TRUSTEE OF MESABI TRUST) AS SECRETARY OF THE SPECIAL MEETING.

Required Vote

             According to Section 14.8 of the Agreement of Trust, the election of James A. Ehrenberg to serve as Chairman of the Special Meeting, and Jeffrey Schoenfeld, Vice President, Deutsche Bank Trust Company Americas, as Corporate Trustee of Mesabi Trust, to serve as Secretary of the Special Meeting, requires the affirmative vote of a majority of the Units represented and entitled to vote at the Special Meeting. Accordingly, broker non-votes (if any) in the election of the Chairman and the Secretary of the Special Meeting will have the effect of a vote against the election of each of Mr. Ehrenberg as Chairman and Mr. Schoenfeld as Secretary of the Special Meeting. If the enclosed proxy is executed and returned, and you have indicated how you wish to vote, the proxy will be voted in accordance with your instructions. Should the enclosed proxy be executed and returned without instructions on how you wish to vote on this Proposal Three, your proxy will be deemed to grant such authority and will be voted FOR the election of each of Mr. Ehrenberg as Chairman and Mr. Schoenfeld as Secretary of the Special Meeting.

Failure to Approve Proposal Three

             If the Trust Certificate Holders elect Mr. James A. Ehrenberg to serve as Chairman of the Special Meeting, and Jeffrey Schoenfeld to serve as Secretary of the Special Meeting, their election in such capacities will take effect upon the commencement of the Special Meeting, including any adjournments of the Special Meeting. In the event that the Trust Certificate Holders fail to elect Mr. James A. Ehrenberg to serve as Chairman of the Special Meeting, and Jeffrey Schoenfeld to serve as Secretary of the Special Meeting by the affirmative vote of a majority of the Units represented at the meeting and entitled to vote, then the Trustees will appoint a Trustee to serve as temporary Chairman of the Special Meeting, and a Trustee to serve as temporary Secretary of the Special Meeting, in accordance with Section 14.8 of the Agreement of Trust.

PROPOSAL FOUR – AUTHORIZATION OF ANY MOTION TO ADJOURN

             If, at the Special Meeting, there are insufficient number of Units present in person or represented by proxies at the Special Meeting to constitute a quorum, or if Units voting in favor of one or more of the proposals is insufficient to approve such proposals, then, and only then, the Trustees intend to move to adjourn and postpone the Special Meeting to a later date or dates, if necessary, to enable the Trustees to solicit additional proxies and will ask Unitholders to vote only upon the adjournment and postponement of the Special Meeting, and not any of the other proposals.

             THE TRUSTEES UNANIMOUSLY RECOMMEND THAT TRUST CERTIFICATE HOLDERS VOTE FOR THE PROPOSAL TO AUTHORIZE THE TRUSTEES TO ADJOURN AND POSTPONE THE SPECIAL MEETING TO ALLOW TIME FOR THE FURTHER SOLICITATION OF PROXIES.

Required Vote

             According to Section 14.6 of the Agreement of Trust, if less than a quorum is present at the Special Meeting, the persons holding or representing a majority of the Certificates of Beneficial Interest in the Trust (the "Trust Certificates") represented at the Special Meeting may adjourn such meeting with the same effect and for all intents and purposes as though a quorum has been present. According to Section 14.7 of the Agreement of Trust, the Special Meeting may also be adjourned from time to time and such adjournment and adjournments of the Special Meeting may be held at such adjourned time and place without further notice.

             Other than as described above and as of the date of this proxy statement, the Trustees do not intend to bring any other matters before the Special Meeting, nor do the Trustees know of any matters which other persons intend to bring before the Special Meeting. If, however, any other matters requiring the vote of the Unitholders properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the recommendation of the Trustees. The persons designated as proxies will also have the right to approve any and all adjournments of the meeting for any reason.

GENERAL INFORMATION

Information about Trustees and Nominee

             The present Trustees of the Trust and the nominee for election as an Individual Trustee and their current principal occupations, their ages and their terms in office as Trustees are set forth in the table below as of October 5, 2018.

Name	Age	Trustee Since	Experience

Deutsche Bank Trust Company Americas	N/A	1961	New York banking corporation
James A. Ehrenberg	75	2006	Until April 2005, Senior Vice President, Corporate Trust Services, U.S. Bank, N.A.
Robert C. Berglund	72	2009	Retired mining engineer
Michael P. Mlinar	64	2014	Retired mining engineer
Richard G. Lareau*	90	1990	Retired law firm partner
Robin M. Radke	48	Nominee	Associate General Counsel, Merced Capital, L.P.

*On October 2, 2018, Mr. Lareau announced his intention to resign from his position as Trustee effective upon his successor being appointed.

             There are no family relationships among any of the above persons.

Additional Information about Nominee

             Ms. Radke has more than twenty-five years of business and legal experience, including nearly fifteen years in private and in-house legal practice. Since 2014, she has been associate general counsel at Merced Capital, L.P., a privately-held registered investment advisor. Prior to Merced, Ms. Radke was an attorney with Oppenheimer Wolff & Donnelly LLP (now Fox Rothschild LLP) for eleven years where her work included advising the Trust on securities reporting, internal controls and general matters. Ms. Radke's legal practice includes advising internal clients regarding a wide spectrum of industries, including financial services, lending, real estate, energy and shipping. In addition, she has experience in securities law and general corporate law.

 TRUSTEE COMPENSATION

Compensation Discussion and Analysis

             The Trust does not have a board of directors, executive officers or any employees. The compensation paid to the Trustees is governed by the Agreement of Trust dated as of July 18, 1961, as amended (the "Agreement of Trust").

             The Agreement of Trust does not provide for any stock awards, option awards, non-equity incentive plan compensation, change in pension value, nonqualified deferred compensation earnings or any other compensation. The Trust does not have severance agreements nor does it provide post-retirement benefits to the Trustees. Accordingly, all such tables have been omitted from this Proxy Statement.

             Pursuant to the Agreement of Trust, each Individual Trustee receives at least $20,000 in annual compensation for services as Trustee. Each year, annual Trustee compensation is adjusted up or down (but not below $20,000) in accordance with changes from the November 1981 level of 295.5 (the "1981 Escalation Level") in the All Commodities Producer Price Index (with 1967 = 100 as a base). The All Commodities Producer Price Index is published by the U.S. Department of Labor, Bureau of Labor Statistics. The adjustment is made at the end of each fiscal year and is calculated on the basis of the proportion between (a) the level of such index for the November preceding the end of such fiscal year, and (b) the 1981 Escalation Level. Any action to modify or otherwise vary the compensation of the Individual Trustees as provided by the Agreement of Trust must be approved by the affirmative vote of 66 2/3% of the outstanding units of beneficial interest. Each of the Individual Trustees received total cash compensation of $39,662 for services to the Trust during the fiscal year ended January 31, 2018.

             Under the Agreement of Trust before the Agreement of Trust amendment to increase trustee compensation may be implemented upon approval of Proposal 2 described herein, the Corporate Trustee receives annual compensation in an amount equal to the greater of (i) $20,000, or such other amount determined in accordance with the adjustments described in the preceding paragraph, or (ii) one quarter of one percent (1/4 of 1%) of the trust moneys, exclusive of proceeds of sale of any part of the Trust Estate (as such terms are defined in the Agreement of Trust), received by the Trustees and distributed to Trust Certificate Holders. The Corporate Trustee earned $48,872 pursuant to this provision for the fiscal year ended January 31, 2018.

             Additionally, each year the Corporate Trustee receives $62,500 (or more, if unanimously approved by the Individual Trustees) to cover clerical and administrative services to Mesabi Trust other than services customarily performed as a registrar or transfer agent. In the fiscal year ended January 31 2018, the Trust paid the Corporate Trustee $62,500 to cover clerical and administrative services to Mesabi Trust and $7,366 for services as the registrar and transfer agent of the Trust. The Corporate Trustee earned $118,738 in total compensation for the fiscal year ended January 31, 2018.

             Under the Agreement of Trust, the Individual Trustees may, in extraordinary circumstances, pay additional compensation to the Corporate Trustee. The decision to pay such compensation must be unanimously approved by the Individual Trustees. The Corporate Trustee did not receive any compensation for extraordinary services with respect to the year ended January 31, 2018.

Trustees' Compensation Report

             The Trust does not have executive officers or any employees. Because compensation of the Trustees is governed by the Agreement of Trust, the Trustees have not designated a separate compensation committee and are not required to do so by applicable law or regulation. The Trustees, as a group, have reviewed and discussed the Compensation Discussion and Analysis ("CD&A") and based on such review and discussion have recommended that the CD&A be included in this Proxy Statement.

             This report is dated October 2, 2018.

MESABI TRUST
Deutsche Bank Trust Company Americas
Robert C. Berglund
James A. Ehrenberg
Richard G. Lareau
Michael P. Mlinar

             The foregoing Compensation Report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report shall not be incorporated by reference into any such filings.

Summary Compensation Table

             The table below summarizes the total compensation earned by each of the Individual Trustees and the Corporate Trustee in the fiscal year ended January 31, 2018.

Name	Trustee Fees Earned ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Deutsche Bank Trust Company Americas, Corporate Trustee	$111,372	N/A	N/A	N/A	N/A	7,366	(1)	$118,738

Robert C. Berglund	$39,662	N/A	N/A	N/A	N/A	N/A		$39,662

James A. Ehrenberg	$39,662	N/A	N/A	N/A	N/A	N/A		$39,662

Richard G. Lareau	$39,662	N/A	N/A	N/A	N/A	N/A		$39,662

Michael P. Mlinar	$39,662	N/A	N/A	N/A	N/A	N/A		$39,662

(1) Represents fees and disbursements paid to Deutsche Bank Trust Company Americas for its services as registrar and transfer agent of the Units.

TRUST GOVERNANCE

             To carry out the Trustees' duties under the Agreement of Trust, the Trustees meet on a quarterly basis to discuss information and circumstances relevant to the Trust. The Trustees also conduct telephone conferences from time to time between the quarterly meetings to address developments that require more timely attention.

Committees

             The Trust is a publicly traded, pass-through royalty trust with its Trust Certificates listed on the New York Stock Exchange ("NYSE") and is therefore subject to extensive regulation under, among others, the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"), each as amended, and the rules and regulations of the NYSE. Issuers failing to comply with such authorities risk serious consequences, including criminal as well as civil and administrative penalties. In most instances, these laws, rules and regulations do not specifically address their applicability to a publicly-traded pass-through royalty trust such as Mesabi Trust. In particular, Sarbanes-Oxley mandated the adoption by the Securities and Exchange Commission and NYSE of certain rules and regulations that are impossible for the Trust to literally satisfy because of its nature as a pass-through trust. Pursuant to NYSE rules, as a pass-through royalty trust, the Trust is exempt from many of the corporate governance requirements that apply to other publicly traded corporations. The Trust does not have, nor does the Agreement of Trust provide for, a board of directors, an audit committee, a corporate governance committee, a compensation committee or executive officers. The Trustees closely monitor the Securities and Exchange Commission's and NYSE's rulemaking activities and will comply with their rules and regulations to the extent applicable.

Audit Committee

             The Trust's activities are limited to monitoring royalty calculations and payments, collecting income, paying expenses and liabilities, distributing net income to the Trust Certificate Holders after the payment of, or provision for, such expenses and liabilities, and protecting and conserving the assets held. The Trust has not designated a separate audit committee comprised of independent committee members because of an exemption provided by Rule 10A-3 of the Securities Exchange Act of 1934, as amended. As such, the Trustees have not designated an "audit committee financial expert." The Trustees collectively perform the functions of an audit committee.

             The Trustees have adopted a Code of Ethics that applies to the Trustees. A copy of the Code of Ethics is available as Exhibit 14 of the Trust's Annual Report on Form 10-K for the fiscal year ended January 31, 2018.

Meetings and Attendance

             To carry out the Trustees' duties under the Agreement of Trust, the Trustees meet on a quarterly basis to discuss information and circumstances relevant to the Trust. The Trustees also conduct telephone conferences from time to time between the quarterly meetings to address developments that require more timely attention. During the fiscal year ended

January 31, 2018, the Trustees participated in three in-person meetings and eight teleconferences.

             In the third quarter of each year, the Trustees' meeting is typically conducted in connection with the Trustees' annual inspection trip in which they personally visit and tour Northshore's mining operations and plant facilities located near Babbitt and in Silver Bay, Minnesota, respectively. During the inspection trip, the Trustees meet with and interview Northshore personnel with respect to Northshore's current operations, changes in operations, mining plans, capital equipment and facilities.

Biographical Information of Trustees

             Because Mesabi Trustees are appointed until they resign or are removed, at the time of nomination the Trustees believe that it is necessary for each Trustee to possess many qualities and skills. The present Individual Trustees' principal occupations and directorships held with other public corporations during the past five years, or longer as material, their ages and the year first elected as a Trustee, are set forth below.

    Robert C. Berglund
    Age: 72
    Year Appointed as Individual Trustee: 2009
    Retired Mining Engineer, Cliffs Natural Resources, Inc.

        Mr. Berglund has extensive experience in the mining industry. He retired from his position as Vice President and General Manager of Northshore Mining Company in 2003 after spending thirty-five years in mining production and operations management with Cliffs. Mr. Berglund joined Cliffs after graduating from Penn State University in 1968 with a B.S. in Mining Engineering. From 1976 until 2003, Mr. Berglund worked onsite at various mines owned and operated by Cliffs across North America.

    James A. Ehrenberg
    Age: 75
    Year Appointed as Individual Trustee: 2006
    Retired Vice President, U.S. Bank, N.A.

        Mr. Ehrenberg has extensive experience serving as corporate trustee. Before retiring from his position as Senior Vice President of U.S. Bank, N.A. Mr. Ehrenberg spent nearly forty years in the corporate trust department of U.S. Bank, N.A. and its predecessor, First Trust Company of Saint Paul. From 1983 until April 2005, Mr. Ehrenberg was directly responsible for providing corporate trustee services to the Mesabi Land Trust of which Mesabi Trust is the sole trust certificate holder.

    Michael P. Mlinar
    Age: 64
    Year Appointed as Individual Trustee: 2014
    Retired Mining Engineer, Cliffs Natural Resources, Inc.

        Mr. Mlinar has over thirty-six years of experience in mining production and operations management with Cliffs Natural Resources, Inc., its predecessors and its subsidiaries (collectively, "Cliffs"). Mr. Mlinar also spent two years as a Vice President of Initiatives for all of Cliffs' iron mining operations. Prior to that, Mr. Mlinar spent fifteen years as the General Manager at five mining operations operated by Cliffs.

    Richard G. Lareau
    Age: 90
    Year Appointed and elected as Individual Trustee: 1990
    Retired Senior Partner, Oppenheimer Wolff & Donnelly LLP

        Mr. Lareau retired in 2014 as a senior partner in the law firm of Oppenheimer Wolff & Donnelly LLP with which firm he had been associated since 1956. Through his legal work, Mr. Lareau has represented numerous clients on a wide range of issues including, corporate, trust and real estate law. Over the course of his legal career, Mr. Lareau has also served as a director on the boards of numerous publicly-traded companies. During his service as a director on the boards of publicly-traded corporations, Mr. Lareau also served as a member, and frequently as chair, of board committees, including: audit, compensation, governance, nominating, and executive.

             The Trust believes that each of the Individual Trustees has a diversified background and extensive financial, business and industry specific expertise that make each an important resource in the oversight of the Trust's affairs. There are no family relationships among any of the Individual Trustees.

Trustee Nomination Process

             As a passive business organization, the Trust is not subject to the independence rules under Section 303A of the NYSE listed company manual. Also, as described below, the election of Trustees occurs infrequently. Accordingly, the Trust does not have a standing nomination committee, nor has it adopted a charter governing nominations.

             The Agreement of Trust provides for a Corporate Trustee and four Individual Trustees (collectively, the "Trustees"). The Trust does not have, nor does the Agreement of Trust provide for officers, a board of directors or any committees. Generally, the Trustees continue in office until their resignation or removal. Any Trustee may be removed at any time, with or without cause, by the holders of two-thirds in interest of the Trust Certificates then outstanding. In the case of an Individual Trustee, a successor is appointed if the Individual Trustee dies, becomes incapable of acting or is adjudged bankrupt or insolvent. In the case of the Corporate Trustee, a successor is appointed if a receiver of the Corporate Trustee or of its property is appointed, or if any public officer takes charge or control of the Corporate Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation. Successor Trustees can only be appointed by the holders of a majority in interest of the Trust Certificates then outstanding. Because such appointments are not made on a regular or periodic basis, the Trust does not have a standing nominating committee or a policy in place for the recommendation and nomination of successor trustees.

             Once elected, each Individual Trustee remains in that position until the earlier of such trustee's resignation, death, incapacity or such trustee's removal, with or without cause, at a Special Meeting of the Trust Certificate Holders by the affirmative vote of the holders of a majority of all the Units then outstanding. The Agreement of Trust does not establish any guidelines with respect to the nomination of successor trustees. At such time as a vacancy occurs in the Trustees, all of the remaining Trustees serve the function of a nominating committee and do so in accordance with the provisions of the Agreement of Trust. A copy of the Agreement of Trust, as amended, is on file with the Securities and Exchange Commission.

             Due to the infrequency of vacancies in the Trustees, the Trustees have not established a formal policy with regard to the consideration of candidates for a vacancy in the Trustees recommended by the Trust Certificate Holders. Should any Trust Certificate Holder seek to recommend a nominee, the Trustees may review the candidate's qualifications and take such action as appropriate in furtherance of the best interests of Trust.

             On October 5, 2018, the Trustees of Mesabi Trust announced that Richard G. Lareau, a Trustee of Mesabi Trust since 1989, will be retiring and resigning from his position as a Trustee of Mesabi Trust. Mr. Lareau's resignation as Trustee will be effective as of the date his successor is appointed by a majority in interest of the Trust Certificate holders at a special meeting called for such purpose.

             The Mesabi Trustees also announced that they have nominated Robin M. Radke to stand for appointment by Trust Certificate holders to serve as successor Trustee to Mr. Lareau. Ms. Radke has over twenty-five years of business and legal experience, including nearly fifteen years in private and in-house legal practice. Since 2014, Ms. Radke has been Associate General Counsel at Merced Capital, L.P., a privately-held registered investment advisor. Prior to her current position, Ms. Radke was an attorney with Oppenheimer, Wolff & Donnelly LLP for eleven years, where her work included advising the Mesabi Trust and the Trustees on securities reporting, internal controls and other general matters. Ms. Radke's legal practice includes advising internal clients regarding a wide spectrum of industries, including financial services, lending, real estate, energy and shipping. In addition, Ms. Radke has a broad range of experience in securities law and general corporate law. Based on these factors, the Trustees agreed to endorse her candidacy and nominate her for appointment by the Trust Certificate Holders at a special meeting of Trust Certificate Holders to be scheduled.

             Effective October 2, 2018, Mr. Richard Lareau also resigned from serving as Trustee of the Mesabi Land Trust, of which the Mesabi Trust is the sole Trust Certificate holder. Pursuant to their authority under the Mesabi Land Trust Agreement, the Mesabi Trustees appointed Ms. Radke to succeed Mr. Lareau as Trustee of the Mesabi Land Trust, also effective October 2, 2018.

             Ms. Radke was recommended for nomination by the Trustees and her nomination was approved by all the Trustees at a special telephonic meeting of the Trustees of Mesabi Trust and pursuant to an action by written consent resolution of the Trustees effective as of October 2, 2018.

             On October 2, 2018, the Trustees unanimously appointed Ms. Radke as a Trustee of the Mesabi Land Trust, a subsidiary of Mesabi Trust, effective immediately.

Trust Certificate Holders' Communication with Trustees

             The Trustees have not established a formal policy for Trust Certificate Holders to send communications to the Trustees. Trust Certificate Holders may communicate with the Trustees by sending written communication Deutsche Bank Trust Company Americas, Corporate Trustee, Attn: Trust & Agency Services, 60 Wall Street, 27th Floor, New York, New York 10005. The Corporate Trustee will promptly forward any communication so received to the Trustees or an Individual Trustee specifically addressed in the communication. The Trust reserves the right to alter this process in the event that the process is abused, becomes unworkable or otherwise does not efficiently serve the purposes of the policy.

Pass-Through Royalty Trust Exemptions

             Because of its legal structure and character as a pass-through royalty trust, the Trust is exempt from Rule 10A-3 of the Securities Exchange Act and the Corporate Governance Standards set forth in Section 303A of the New York Stock Exchange's Listed Company Manual. The Trust does not have, nor does the Agreement of Trust, as amended, provide for, a board of directors, an audit committee, a corporate governance committee, a compensation committee or executive officers.

 INFORMATION REGARDING PRINCIPAL ACCOUNTANT

Current Independent Registered Public Accounting Firm

             The Trustees selected Baker Tilly Virchow Krause, LLP ("Baker Tilly") as the independent registered public accounting firm of the Trust for the fiscal year ended January 31, 2018. Baker Tilly has served as the Trust's independent registered public accounting firm since 2012. Representatives of Baker Tilly will be present at the Special Meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to questions as appropriate. Eide Bailly serves as a third-party consultant to the Trust and prepares the Trust's annual and quarterly financial statements in that capacity.

Fees Paid to Independent Accountants

             Audit Fees. The aggregate fees paid during the fiscal year ended January 31, 2018 for professional services rendered by Baker Tilly for the audit of the Trust's annual financial statements, the attestation report of the Trustees' assessment of internal control over financial reporting and review of the financial statements included in the Trust's quarterly reports on Form 10-Q were $64,920.

             The aggregate fees paid during the fiscal year ended January 31, 2017 for professional services rendered by Baker Tilly for the audit of the Trust's annual financial statements, the audit of the Trustees' assessment of internal control over financial reporting and review of the financial statements included in the Trust's quarterly reports on Form 10-Q were $64,428.

             Audit-Related Fees. No fees were paid to Baker Tilly for assurance and related services that were not reasonably related to the performance of the audit or review of the Trust's financial statements for the fiscal year ended January 31, 2018 or the fiscal year ended January 31, 2017.

             Tax Fees. No fees were paid to Baker Tilly for tax compliance, tax advice and tax planning for Mesabi Trust for the fiscal year ended January 31, 2018 or the fiscal year ended January 31, 2017.

             All Other Fees. No other fees were paid to Baker Tilly for services provided to Mesabi Trust, other than those described in item (a), for the fiscal year ended January 31, 2018 or the fiscal year ended January 31, 2017.

             Before the independent registered public accounting firm is engaged to perform audit and review services for the Trust, the Trustees approve the engagements. All services described in this section were approved by the Trustees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
TRUSTEES, AND NOMINEE

             Based on information that has been obtained from Mesabi Trust's records and a review of statements of beneficial ownership filed with Mesabi Trust pursuant to Rule 13d-102 under the Securities Exchange Act of 1934, as amended, no person known to Mesabi Trust beneficially owns more than 5% of the Trust's Units outstanding as of October 5, 2018.

             The table below sets forth information as to the Units of Beneficial Interest in Mesabi Trust beneficially owned as of October 5, 2018 by the Trustees individually and as a group and by Robin M. Radke, nominee to succeed Richard G. Lareau who intends to retire. Except as otherwise indicated and subject to applicable community property laws, each Trustee has sole voting and investment powers with respect to the securities listed. There were no Certificates of Beneficial Interest of Mesabi Trust pledged by the Trustees as of October 5, 2018. The Trust does not have any compensation plans under which securities of the Trust are authorized for issuance.

Name	Amount of Beneficial Ownership of Units		Percent of Class

Deutsche Bank Trust Company Americas	0		0

Robert C. Berglund	2,000		**

James A. Ehrenberg	3,000	(1)	**

Richard G. Lareau	24,000	(2)	**

Michael P. Mlinar	4,499	(3)	**

Robin M. Radke	87	(4)	**

All trustees as a group	33,586		**

**
Less than 1%

(1)
All Units are held by James A. Ehrenberg and Donna Jean Ehrenberg Revocable Trust Dated September 12, 2012. Mr. and Mrs. Ehrenberg, as the trustees of the revocable trust, share the investment and voting power over all of those Units.

(2)
Includes 10,000 Units owned by Mr. Lareau's wife, over which Mr. Lareau does not have any investment or voting power and as to which Mr. Lareau disclaims any beneficial ownership.

(3)
Includes 2,500 Units owned by Mr. Mlinar's wife.

(4)
All Units are held jointly by Ms. Radke and her husband, who share the investment and voting power over such Units.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transaction Policy

             The Trustees meet on a quarterly basis and review and approve or ratify all of the transactions that occurred during the prior fiscal quarter. In connection with their review of the Trust's transactions, the Trustees consider whether there have been any related person transactions. In determining whether to approve a related person transaction, the Trustees consider the following factors, in addition to any other factors they deem necessary or appropriate:

  •
  whether the transaction is expressly permitted by the Agreement of Trust;

  •
  whether the terms are fair to the Trust;

  •
  whether the transaction is material to the Trust;

  •
  the role of the related person in arranging the related person transaction;

  •
  the structure of the related person transaction; and

  •
  the interests of all related persons in the related person transaction.

             The Trust maintains a written related person transaction approval policy, which sets forth the Trust's policies and procedures for the review, approval or ratification of any transaction required to be reported in the Trust's filings with the Securities and Exchange Commission. The policy applies to any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships in which the Trust is a participant and in which a related person has a direct or indirect interest.

             Certain types of transactions, which would otherwise require review, are pre-approved by the Trustees in accordance with the policy. These types of transactions include, for example, (i) transactions, which when aggregated with the amount of all other transactions between the related person and the Trust, involve less than $120,000 in a fiscal year; (ii) transactions where the interest of the related person arises only by way of a directorship or minority stake in another organization that is a party to the transaction; (iii) transactions with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services; and (iv) a transaction that is specifically contemplated by provisions of the Agreement of Trust.

             Based on their review of the Trust's transactions during the fiscal year ended January 31, 2018 and since the start of the fiscal year beginning February 1, 2018, the Trustees concluded that there were no related person transactions required to be disclosed in this Proxy Statement.

 ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

             Section 16(a) of the Securities Exchange Act of 1934 requires the Trustees and holders of more than 10% of the Trust's Units to file with the Securities and Exchange Commission and the NYSE initial reports of ownership of Units and reports of changes in such ownership. The Commission's rules require such persons to furnish the Trust with copies of all Section 16(a) reports that they file. Based solely on a review of these reports, the Trust believes that the applicable Section 16(a) reporting requirements were complied with for all transactions which occurred in 2018.

Trust Certificate Holder Proposals

             The Trust is not required to and does not hold annual meetings of Trust Certificate Holders. Accordingly, the Trust does not publish a date by which Trust Certificate Holders must make proposals for inclusion in an annual meeting.

             The Trust Certificate Holders may initiate the calling of a Special Meeting by submitting a written request to the Trustees signed by at least 15% in interest of the Trust Certificate Holders. The written request must specify in reasonable detail the action proposed to be taken. If the Trustees fail to call a meeting within 30 days of receiving the written request, the 15% in interest of the Trust Certificate Holders, or their designated representative, may call a Special Meeting.

Annual Report

             The Trust will furnish without charge a copy of its Annual Report on Form 10-K (exclusive of exhibits) for the fiscal year ended January 31, 2018, to any person who was a Trust Certificate Holder as of [            ], 2018, upon receipt from any such person of a written request for such annual report. Such request should be sent to Deutsche Bank Trust Company Americas, Corporate Trustee, Attn: Trust & Agency Services, 60 Wall Street, 16th Floor, New York, New York 10005.

Householding Information

             Some banks, brokers and other record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that you and other holders of the Units in your household may not receive separate copies of our Proxy Statement. We will promptly deliver an additional copy of such document upon request. Such requests should be directed to Georgeson Inc., toll free at 1-866-628-6079 or Deutsche Bank Trust Company Americas, Corporate Trustee, Attn: Trust & Agency Services, 60 Wall Street, 16th Floor, New York, New York 10005.

Where You Can Find More Information

             The Units of the Trust are listed on the New York Stock Exchange under the symbol "MSB." The Trust files annual, quarterly and special reports and other information with the

Securities and Exchange Commission. The Trust's SEC filings are available to the public over the internet at the SEC's website at http://www.sec.gov. You may also read and copy any document the Trust files with SEC at the SEC Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room.

             The Trust will provide copies of the reports and other information filed with the SEC to any Trust Certificate Holder, at the actual cost of reproduction, upon written request to the Corporate Trustee. Such request should be sent to Deutsche Bank Trust Company Americas, Corporate Trustee, Attn: Trust & Agency Services, 60 Wall Street, 27th Floor, New York, New York 10005. You may also access reports and other information filed with the SEC at the Trust's website: http://www.mesabi-trust.com.

             If you have any questions or require additional information concerning this Proxy Statement, please contact Georgeson LLC, toll free at 1-866-628-6079.

Very truly yours,

Vice President Deutsche Bank National Trust Company For Deutsche Bank Trust Company Americas Corporate Trustee of the Mesabi Trust

Appendix A

October 2, 2018

Mesabi Trust
c/o Deutsche Bank Trust Company Americas
Trust & Agency Services
60 Wall Street, 16th Floor
New York, NY 10005-2807

To the Trustees of Mesabi Trust:

I, Richard G. Lareau, hereby announce my intention to retire and resign as Trustee of the Mesabi Trust. This letter serves as the written notice of my resignation as required by Section 12.2 of the Agreement of Trust dated July 18, 1961. My resignation will take effect upon the appointment of my successor as provided in Section 12.2 of the Trust Agreement, upon election by Trust Certificate Holders at a Special Meeting of such holders which the Trustees will convene.

Sincerely,
/s/ Richard G. Lareau Richard G. Lareau
Trustee of Mesabi Trust

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Appendix B

PROPOSED AMENDMENT TO AGREEMENT OF TRUST

ARTICLE ELEVEN

Compensation of Trustees

             Section 11.1    Compensation for Ordinary Services as Trustee.    In any fiscal year ending prior to February 1, 1982, in lieu of commissions fixed by law for trustees, each Trustee shall receive as compensation for services as Trustee hereunder one quarter of one percent (1/4 of 1%) of the Trust Moneys (exclusive of proceeds of sale of any part of the Trust Estate) received by the Trustees and distributed to the Trust Certificate holders (but (i) as to the Corporate Trustee not less than $15,000 in any fiscal year beginning after December 31, 1961 nor more than $25,000 in any fiscal year ending prior to January 1, 1966 and (ii) as to each Individual Trustee not less than $10,000 in any fiscal year beginning after December 31, 1961 nor more than $20,000 in any fiscal year ending prior to February 1, 1982) while he is in office and such additional compensation from the cash proceeds of the sale of any part of the Trust Estate while he is in office as may be approved by a majority in interest of the Trust Certificate holders, or in event of the sale of the Trust Estate by 75% in interest thereof. In any fiscal year beginning after January 31, 1982, in lieu of commissions fixed by law for trustees, (a) the Corporate Trustee shall receive as compensation for services as Trustee hereunder one quarter of one percent (1/4 of 1%) of the Trust Moneys (exclusive of proceeds of sale of any part of the Trust Estate) received by the Trustees and distributed to the Trust Certificate holders (but not less than (i) $20,000 in any fiscal year ending prior to February 1, 2019 and (ii) $95,000 in any fiscal year beginning after January 31, 2019, in each case adjusted as provided below) while it is in office; (b) each Individual Trustee shall receive as compensation for services as Trustee hereunder not less than (i) $20,000 in any fiscal year ending prior to February 1, 2019 and (ii) $95,000 in any fiscal year beginning after January 31, 2019 (in each case adjusted as provided below) while he is in office; and (c) each Trustee shall receive such additional compensation from the cash proceeds of the sale of any part of the Trust Estate while he is in office as may be approved by a majority in interest of the Trust Certificate holders, or in event of the sale of the Trust Estate by 75% in interest thereof. In each fiscal year beginning after January 31, 1982, the minimum amount payable to each of the Trustees shall be escalated upwards or downwards (but not below $20,000 in any fiscal year ending prior to February 1, 2019 and not below $95,000 in any fiscal year beginning after January 31, 2019) in accordance with changes calculated for the fiscal year beginning after January 31, 2019 from the November 2018 level to be determined upon the release of such level (herein called the 2018 escalation level) in the Producer Price Index for All Commodities (with 1967 = 100 as a base) published by the Bureau of Labor Statistics of the United States Department of Labor or any succeeding federal governmental agency publishing such index, such adjustment being herein called the "escalation adjustment". The escalation adjustment for the fiscal year ended January 31, 2018 and each succeeding fiscal year shall be made on the basis of the proportion between (a) the level of such index for the November preceding the end of such fiscal year and (b) the 2018 escalation level. For any fiscal year ending prior to February 1, 2019 the minimum amount payable shall be adjusted from the November 1981 level of 295.5 (herein called the 1981 escalation level) in the

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Producer Price Index for All Commodities (with 1967 = 100 as a base) published by the Bureau of Labor Statistics of the United States Department of Labor or any succeeding federal governmental agency publishing such index, such adjustment being herein called the "escalation adjustment". The escalation adjustment for the fiscal year ended January 31, 1983 and each succeeding fiscal year shall be made on the basis of the proportion between (a) the level of such index for the November preceding the end of such fiscal year and (b) the 1981 escalation level.

             In the event the index referred to above shall use for 100 as a base some period other than the 1967 = 100 base referred to above, for the purposes hereof, such published index shall be adjusted so as to be in correct relationship to such 1967 base. In the event publication of such index is discontinued by any federal agency, the index to be used as aforesaid shall be that index, independently published, which, after necessary adjustments, if any, provides in the sole judgment of the Trustees the most reasonable substitute for such Producer Price Index for All Commodities during any period subsequent to November 1981, it being intended to substitute an index which most accurately reflects fluctuations in the wholesale prices of all commodities in the manner presently reported by the Producer Price Index for All Commodities (with 1967 = 100 as a base) published by the Bureau of Labor Statistics of the United States Department of Labor.

             Any Trustee hereunder, who is also a trustee of the Land Trust, shall not receive any compensation or commissions for acting as a trustee of the Land Trust, but shall be entitled to receive compensation only under the provisions of this Agreement.

             In addition to the compensation set forth above, the Corporate Trustee shall receive the sum of $12,500 in each fiscal year (including the first fiscal year) to cover clerical and administrative services to the trust (other than services customarily performed by a registrar or transfer agent) provided, however, that said amount of $12,500 shall be increased to $62,500 in each fiscal year beginning after January 31, 1982, and provided further that an additional amount may be paid to the Corporate Trustee in any fiscal year to cover such services when deemed appropriate by action of the Trustees (in which all individual Trustees concur) taken in accordance with Section 10.1.

             In the event of any substitution of or change in the Trustees in any fiscal year ending prior to February 1, 1982, each Trustee shall receive compensation based only upon such rent, royalties and other income and proceeds of sale received and distributed while such Trustee was in office. In the event of any substitution of or change in the Trustees in any fiscal year beginning after January 31, 1982, (a) the Corporate Trustee shall receive compensation based only upon such rent, royalties and other income and proceeds of sale received and distributed while it was in office, but not less than the minimum compensation payable as provided above for the quarters of any fiscal year that such Corporate Trustee was in office; and (b) each Individual Trustee shall receive compensation only for the quarters of any fiscal year that such Individual Trustee was in office.

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VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before [TBD]. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. MESABI TRUST C/O DEUTSCHE BANK TRUST COMPANY AMERICA P.O. BOX 318, CHURCH STREET STATION NEW YORK, NEW YORK 10008-0318 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before [TBD]. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E52103-P14085 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. MESABI TRUST The Trustees of Mesabi Trust recommend you vote FOR the following: For Withhold ! ! 1. Appointment of Robin M. Radke as an Individual Trustee. The Trustees of Mesabi Trust recommend you vote FOR proposals 2, 3 and 4. For Against Abstain ! ! ! ! ! ! ! ! ! 2. Amendment to Agreement of Trust Regarding Trustee Compensation. 3. Approval of James A. Ehrenberg as Chairman of the Special Meeting and Jeffrey Schoenfeld as Secretary of the Special Meeting. 4. Authorization of any Motion to Adjourn the Special Meeting. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. E52104-P14085 MESABI TRUST PROXY SOLICITED ON BEHALF OF THE MESABI TRUST FOR THE SPECIAL MEETING OF TRUST CERTIFICATE HOLDERS TO BE HELD ON [TBD], 2018 The undersigned hereby revokes all previous proxies, acknowledges receipt of the Notice of Special Meeting of Trust Certificate Holders and the Proxy Statement, and hereby constitutes and appoints James A. Ehrenberg, Robert C. Berglund, Michael P. Mlinar, and Deutsche Bank Trust Company Americas and each of them individually, as his or her true and lawful agents and proxies or on behalf of any entity or entities, with full power of substitution and revocation in each, to represent the undersigned, with all powers which the undersigned would possess if personally present, and to vote all Units of Beneficial Interest of Mesabi Trust that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, on the record date at the Special Meeting of Trust Certificate Holders of the Mesabi Trust to be held at the offices of Fox Rothschild LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402 on [TBD], 2018, at [TBD] a.m. local time, and at any adjournment or postponement thereof, on all matters properly coming before such meeting. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS CONTAINED ON THE REVERSE SIDE OF THIS PROXY. THE PROXY HOLDERS CANNOT VOTE THE UNITS UNLESS YOU SIGN AND RETURN THIS CARD. ANY PROXY MAY BE REVOKED IN WRITING AT ANY TIME PRIOR TO THE VOTING THEREOF. Continued and to be signed on reverse side